intangible assets and goodwill	12 Months Ended
Dec. 31, 2024
intangible assets and goodwill
intangible assets and goodwill
18	intangible assets and goodwill

(a)Intangible assets and goodwill, net

							Intangible
							assets with
		Intangible assets subject to amortization					indefinite lives
		Customer contracts,		Access to						Total
		related customer		rights-of-way,	Assets			Total		intangible
		relationships and		crowdsource assets	under		Spectrum	intangible		assets and
(millions)	Note	subscriber base	Software	and other	construction	Total	licences	assets	Goodwill [1]	goodwill
AT COST
Balance as at January 1, 2023		$4,489	$7,522	$498	$535	$13,044	$12,215	$25,259	$9,495	$34,754
Additions		—	119	5	857	981	29	1,010	—	1,010
Additions arising from business acquisitions		866	—	131	—	997	—	997	975	1,972
Assets under construction put into service		—	845	17	(862)	—	—	—	—	—
Dispositions, retirements and other (including capitalized interest)	9	47	(570)	(63)	—	(586)	6	(580)	—	(580)
Net foreign exchange differences		(42)	(1)	(6)	—	(49)	—	(49)	(48)	(97)
Balance as at December 31, 2023		5,360	7,915	582	530	14,387	12,250	26,637	10,422	37,059
Additions		35	107	41	865	1,048	936	1,984	—	1,984
Additions arising from business acquisitions	(b)	191	31	5	—	227	—	227	319	546
Assets under construction put into service		—	921	—	(921)	—	—	—	—	—
Dispositions, retirements and other (including capitalized interest)	9	(3)	(331)	(32)	—	(366)	20	(346)	—	(346)
Net foreign exchange differences		159	6	26	—	191	—	191	167	358
Balance as at December 31, 2024		$5,742	$8,649	$622	$474	$15,487	$13,206	$28,693	$10,908	$39,601
ACCUMULATED AMORTIZATION
Balance as at January 1, 2023		$1,082	$4,713	$225	$—	$6,020	$—	$6,020	$364	$6,384
Amortization		473	995	87	—	1,555	—	1,555	—	1,555
Dispositions, retirements and other		(18)	(571)	(64)	—	(653)	—	(653)	—	(653)
Net foreign exchange differences		(4)	(1)	(1)	—	(6)	—	(6)	—	(6)
Balance as at December 31, 2023		1,533	5,136	247	—	6,916	—	6,916	364	7,280
Amortization		473	959	91	—	1,523	—	1,523	—	1,523
Dispositions, retirements and other		1	(330)	(61)	—	(390)	—	(390)	—	(390)
Net foreign exchange differences		36	5	10	—	51	—	51	—	51
Balance as at December 31, 2024		$2,043	$5,770	$287	$—	$8,100	$—	$8,100	$364	$8,464
NET BOOK VALUE
Balance as at December 31, 2023		$3,827	$2,779	$335	$530	$7,471	$12,250	$19,721	$10,058	$29,779
Balance as at December 31, 2024		$3,699	$2,879	$335	$474	$7,387	$13,206	$20,593	$10,544	$31,137

1	Accumulated amortization of goodwill of $364 is amortization recorded before 2002; there are no accumulated impairment losses in the accumulated amortization of goodwill.

As at December 31, 2024, our contractual commitments for intangible asset acquisitions totalled $37 million over a period ending December 31, 2026 (2023 – $25 million over a period ending December 31, 2026).

The Innovation, Science and Economic Development Canada 3800 MHz band spectrum auction occurred during the period from October 24, 2023, through November 24, 2023. We were the successful auction participant for 1,430 spectrum licences with a total purchase price of $620 million. Following the auction terms, we paid 20% ($124 million) to Innovation, Science and Economic Development Canada on its due date, January 17, 2024, and the remainder on May 29, 2024. We may not commercially use the licences until such time as Innovation, Science and Economic Development Canada determines that we qualify as a radio communications carrier and comply with the Canadian Ownership and Control rules.

During 2024 we obtained the use of AWS - 4 spectrum from the original licensee and have accounted for it as an intangible asset with an indefinite life; Innovation, Science and Economic Development Canada has approved the subordination of the licences. The payment terms for the use of the spectrum are such that an initial amount of $298 million has been accounted for as a long-term liability, as set out in Note 26(g). We also obtained the use of AWS - 4 spectrum from the previous licensee for $17 million; such subordination of licences has been approved by Innovation, Science and Economic Development Canada.

(b)Business acquisitions

Individually immaterial transactions

During the year ended December 31, 2024, we acquired 100% ownership of businesses that were complementary to our existing lines of business. The primary factor that gave rise to the recognition of goodwill was the earnings capacity of the acquired businesses in excess of the net tangible and intangible assets acquired (such excess arising from the low level of tangible assets relative to the earnings capacity of the businesses). A portion of the amounts assigned to goodwill may be deductible for income tax purposes.

Acquisition-date fair values

Acquisition-date fair values assigned to the assets acquired and liabilities assumed are as follows:

Total of individually
immaterial
(millions)	transactions [1]
Assets
Current assets
Cash	$21
Accounts receivable [2]	39
Income and other taxes receivable	15
Other	6
81
Non-current assets
Property plant and equipment
Owned assets	15
Right-of-use lease assets	9
Intangible assets subject to amortization [3]	227
251
Total identifiable assets acquired	332
Liabilities
Current liabilities
Accounts payable and accrued liabilities	38
Income and other taxes payable	34
Advance billings and customer deposits	22
Provisions	7
Current maturities of long-term debt	44
145
Non-current liabilities
Provisions	1
Long-term debt	6
Deferred income taxes	49
56
Total liabilities assumed	201
Net identifiable assets acquired	131
Goodwill	319
Net assets acquired	$450
Acquisition effected by way of:
Cash consideration	$380
Accounts payable and accrued liabilities	5
Provisions	51
Issue of TELUS Corporation Common Shares [4]	14
$450

1

The purchase price allocation, primarily in respect of customer contracts, related customer relationships and deferred income taxes, had not been finalized as of the date of issuance of these consolidated financial statements. As is customary in a business acquisition transaction, until the time of acquisition of control, we did not have full access to the books and records of the acquired businesses. Upon having sufficient time to review the books and records of the acquired businesses, we expect to finalize our purchase price allocations.

2

The fair value of accounts receivable is equal to the gross contractual amounts receivable and reflects the best estimate at the acquisition date of the contractual cash flows expected to be collected.

3

Customer contracts and customer relationships (including those related to customer contracts) are generally expected to be amortized over a period of 10-15 years, and other intangible assets are expected to be amortized over a period of 5-15 years.

4	The fair value of TELUS Corporation Common Shares was measured based upon market prices observed at the date of acquisition of control.

(c)Intangible assets with indefinite lives – spectrum licences

Our intangible assets with indefinite lives include spectrum licences granted by Innovation, Science and Economic Development Canada, which are used for the provision of both mobile and fixed wireless services. The spectrum licence policy terms indicate that the licences will likely be renewed. We expect our spectrum licences to be renewed every 20 years following a review of our compliance with licence terms. In addition to current usage, our licensed spectrum can be used for planned and new technologies. Based on our assessment of these significant factors combined, we currently consider our spectrum licences to have indefinite lives and, as referred to in Note 1(b), this represents a significant judgment for us.

(d)Impairment testing of intangible assets with indefinite lives and goodwill

General

As referred to in Note 1(f), we periodically test the carrying amounts of intangible assets with indefinite lives and goodwill for impairment and, as referred to in Note 1(b), this test represents a significant estimate and requires significant judgments to be made.

The carrying amounts allocated to the cash-generating units’ intangible assets with indefinite lives and goodwill are as follows:

As at December 31 (millions)	2024	2023
Intangible assets with indefinite lives
TELUS technology solutions	$13,206	$12,250
Goodwill
TELUS technology solutions	7,608	7,296
TELUS digital experience	2,936	2,762
	10,544	10,058
	$23,750	$22,308

The estimates of the recoverable amounts of the cash-generating units’ assets have been calculated using the fair value less costs of disposal method and are categorized as Level 3 fair value measures. There is a material degree of uncertainty with respect to the estimates of the recoverable amounts of the cash-generating units’ assets, given the need to make key economic assumptions about the future.

To validate the results of our recoverable amounts calculations, we employ a market-comparable approach and an analytical review of industry facts and facts that are specific to us. The market-comparable approach uses current (at time of test) market consensus estimates and equity trading prices for U.S. and Canadian firms in the same industry. We also ensure that the combined valuation of our cash-generating units is reasonable based on our current (at time of test) market value.

Key assumptions

The fair value less costs of disposal calculation uses discounted cash flow projections that employ the following key assumptions: future cash flows and growth projections (including judgments about the allocation of future capital expenditures to support both mobile and fixed operations); associated economic risk assumptions and estimates of the likelihood of achieving key operating metrics and drivers; estimates of future generational infrastructure capital expenditures; and the future weighted average cost of capital. We consider a range of reasonably possible amounts for these key assumptions and select those that represent management’s best estimates of market amounts. We regularly update these key assumptions so that they reflect current (at time of test) economic conditions, updates of historical information used to develop the key assumptions, and changes (if any) in our debt ratings.

The key assumptions for cash flow projections are based upon our approved financial forecasts, which span a period of three years and are discounted, for December 2024 annual impairment test purposes, at a consolidated post-tax notional rate of 6.7% (2023 - 6.6%) for the TELUS technology solutions group cash-generating unit and 9.8% (2023 - 9.8%) for the TELUS digital experience cash-generating unit. These cash flow projections incorporate our established corporate targets with respect to operational net carbon neutrality, renewable energy, energy efficiency and waste reduction. For impairment testing valuations, cash flows subsequent to the three-year projection period are extrapolated, for December 2024 annual impairment test purposes, generally using perpetual growth rates of 1.99% (2023 – 1.95%) for the TELUS technology solutions group cash-generating unit and 3.0% (2023 – 3.0%) for the TELUS digital experience cash-generating unit; these growth rates do not exceed the long-term average growth rates observed in the markets in which we operate.

We do not believe that any reasonably possible changes in the key assumptions on which our calculation of the recoverable amount of our TELUS technology solutions group cash-generating unit is based would result in the cash-generating unit’s carrying amount (including the intangible assets with indefinite lives and goodwill allocated to the cash-generating unit) exceeding its recoverable amount.

The December 2024 recoverable amount of the TELUS digital experience cash-generating unit exceeded its carrying amount by approximately $250 million (approximately 5% of its carrying amount). If growth in the projection period were to decline by more than trivial amounts during the projection period, or if the discount rate increased by more than a trivial amount, our December 2024 estimate of the TELUS digital experience cash-generating unit’s recoverable amount would be less than its carrying amount; we do not believe that any reasonably possible change in other key assumptions on which our calculation of the recoverable amount of our TELUS digital experience cash-generating unit is based would result in its carrying amount (including the goodwill allocated to the cash-generating unit) exceeding its recoverable amount.

If the future were to adversely differ from management’s best estimates for the key assumptions and associated cash flows were to be materially adversely affected, we could potentially experience future material impairment charges in respect of our intangible assets with indefinite lives and goodwill.